EXHIBIT 99.1
Datto Announces Fourth Quarter and Full Year 2020 Financial Results
Fourth quarter subscription revenue grew 16 percent year-over-year to $129.0 million
ARR grew 14 percent year-over-year to $542.8 million
Norwalk, CT – March 11, 2021—Datto Holding Corp. (“Datto”) (NYSE: MSP), the leading global provider of cloud-based software and technology solutions purpose-built for delivery by managed service providers (MSPs), today announced its financial results for the fourth-quarter and full year ended December 31, 2020.
“2020 was a milestone year for Datto. We completed our first year as a public company, delivering full year subscription revenue growth of 18%, expanding cash flow margins and deepening our strong, global MSP partner relationships,” said Tim Weller, Datto’s Chief Executive Officer. “Our strong fourth quarter and full year performance is a testament to the power of Datto’s MSP-centric platform and the durability of our recurring revenue subscription model, even during these challenging times. Our sequential quarterly ARR growth of $20 million is continued evidence of the reacceleration of our business and the tailwinds from the digital transformation of small and medium businesses. Looking ahead to 2021 in this increasingly hybrid cloud environment, we remain focused on providing MSPs and their SMB clients with best-in-class security, continuity, and remote monitoring and management solutions for complete cyber resilience. Cloud and security have been at the core of Datto’s mission to protect digital assets since inception. Our recent acquisition of BitDam further advances the value we provide to our network of more than 17,000 MSP partners and we are well positioned take advantage of the large opportunities in front of us.”
Fourth Quarter and Full Year 2020 Financial Results

(In Millions)	Q4 2020	Q4 2019	Y/Y Change	FY 2020	FY 2019	Y/Y Change
Subscription Revenue	$129.0	$111.1	16%	$485.3	$412.2	18%
Total Revenue	$139.0	$126.1	10%	$518.8	$458.8	13%
ARR(1)	$542.8	$474.8	14%	$542.8	$474.8	14%
Gross Margin	69%	64%	+498bps	71%	66%	+534bps
Net Income (Loss)	$(7.2)	$(8.2)	13%	$22.5	$(31.2)	NM
Adjusted EBITDA(2)	$40.8	$17.1	139%	$150.5	$84.6	78%
Net cash provided by operating activities	$34.6	$4.6	NM	$108.7	$11.2	NM
Free Cash Flow(2)	$22.7	$(5.8)	NM	$68.2	$(27.0)	NM

1	Annual run-rate revenue (ARR) is the annualized value of all subscription agreements as of the end of a period. We calculate ARR by multiplying the monthly run-rate revenue for the last month of a period by 12.
2	A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”
Recent Highlights

•Acquired BitDam, an Israel-based cyber security company that protects small and medium businesses (SMBs) against ransomware, malware, and phishing threats. BitDam’s best-in-class technology and team significantly enhance Datto’s cyber resilience solutions for SMBs.
•Released RMM Ransomware Detection to monitor, prevent and remediate ransomware attacks, giving MSPs an extra layer of security.
•Joined the Institute for Security and Technology’s Multi-Sector Ransomware Task Force in the fight against cyber crime.
•Hosted Datto’s third virtual MSP Technology Day dedicated to highlighting operational efficiency and cyber security themes for MSPs.
•Published the 5th annual State of the Channel Ransomware Report surveying more than 1,000 MSPs, which found that cyber security is MSPs’ number one concern and phishing is the leading attack vector.
•Ended the quarter with more than 17,000 MSP partners, an increase of 400 year-over-year.

First Quarter and Full Year 2021 Financial Outlook
Datto is providing the following guidance for the first quarter and full-year 2021:

	Q1 2021 Outlook	FY 2021 Outlook
Revenue	$142 - $144 million	$582 - $590 million
Adjusted EBITDA	$45 - $46 million	$130 - $135 million

Datto Fourth Quarter and Full Year 2020 Financial Results Conference Call
When: Thursday, March 11, 2020
Time: 5:00 pm ET
Conference ID: 6343809
Live Call: 1-833-312-1358 (US/Canada Toll-Free) or 1-236-712-2458 (International)
Replay: 1-800-585-8367 (US/Canada Toll-Free) or 1- 416-621-4642 (International)
(The replay will be available approximately two hours after the completion of the live call until 11:59 pm ET on March 18, 2021)
Webcast: https://investors.datto.com
About Datto
As the world’s leading provider of cloud-based software and technology solutions purpose-built for delivery by managed service providers (MSPs), Datto believes there is no limit to what small and medium businesses can achieve with the right technology. Datto offers Unified Continuity, Networking, and Business Management solutions and has created a unique ecosystem of MSP partners. These partners provide Datto solutions to over one million businesses across the globe. Since its founding in 2007, Datto has won awards for its rapid growth, product excellence, superior technical support, and for fostering an outstanding workplace. With headquarters in Norwalk, Connecticut, Datto has global offices in the United Kingdom, the Netherlands, Denmark, Germany, Canada, Australia, China, and Singapore. Learn more at datto.com.
Forward Looking Statements
This press release contains forward-looking statements that reflect Datto’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘intend,’’ ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘can have,’’ ‘‘likely’’ and the negatives thereof and other words and terms of similar meaning. Further information on potential factors that could affect our results is included in our Annual Report on Form 10-K.
Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Datto undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe that the non-GAAP financial measures of Non-GAAP Subscription Cost of Revenue, Non-GAAP Device Cost of Revenue, Non-GAAP Professional Services and Other Cost of Revenue, Non-GAAP Depreciation and Amortization in Cost of Revenue, Non-GAAP Cost of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing expense, Non-GAAP Research and Development expense, Non-GAAP General and Administrative expense, Non-GAAP Depreciation and Amortization in Operating Expenses, Non-GAAP Operating Expenses, Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Net Income Per Share, Adjusted EBITDA, and Free Cash Flow are useful in evaluating our operating performance. Certain of these measures exclude interest and other (income) expense, net, loss on extinguishment of debt, depreciation and amortization, stock-based compensation, restructuring expense and transaction-related and other expense. In addition, for Non-GAAP Net Income we utilize a non-GAAP tax rate of 25%, which we believe reflects our normalized effective tax rate. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.
Reconciliation tables of the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release.
Datto is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to its most directly comparable GAAP measure because certain items are out of Datto’s control or cannot be reasonably predicted, as the items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.
For more information about Datto, including supplemental financial information, please visit the investor relations website at investors.datto.com.

DATTO HOLDING CORP.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019	2020	2019
Revenue:
Subscription	$128,978	$111,060	$485,326	$412,167
Device	9,104	14,470	30,202	44,052
Professional services and other	910	596	3,257	2,533
Total revenue	138,992	126,126	518,785	458,752
Cost of revenue:
Subscription	23,677	21,594	84,463	82,066
Device	11,143	17,342	37,607	53,933
Professional services and other	1,845	1,689	6,244	5,563
Depreciation and amortization	6,144	4,489	21,890	15,745
Total cost of revenue	42,809	45,114	150,204	157,307
Gross profit	96,183	81,012	368,581	301,445
Operating expenses:
Sales and marketing	31,962	31,269	115,790	110,441
Research and development	30,932	16,535	78,932	60,459
General and administrative	26,279	23,348	85,668	73,903
Depreciation and amortization	6,623	6,911	27,223	27,417
Total operating expenses	95,796	78,063	307,613	272,220
Income from operations	387	2,949	60,968	29,225
Other expense:
Interest expense	1,758	9,306	25,348	43,437
Loss on extinguishment of debt	8,488	—	8,488	19,231
Other (income) expense, net	(2,026)	254	(3,428)	256
Total other expense	8,220	9,560	30,408	62,924
Income (loss) before income taxes	(7,833)	(6,611)	30,560	(33,699)
(Provision for) benefit from income taxes	665	(1,619)	(8,062)	2,511
Net income (loss)	$(7,168)	$(8,230)	$22,498	$(31,188)

Net income (loss) per share attributable to common stockholders:
Basic	$(0.05)	$(0.06)	$0.16	$(0.23)
Diluted	$(0.05)	$(0.06)	$0.16	$(0.23)
Weighted-average shares used in computing net income (loss) per share:
Basic	154,968,918	135,262,441	140,404,763	135,212,597
Diluted	154,968,918	135,262,441	142,514,848	135,212,597

DATTO HOLDING CORP.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31,
	2020	2019
ASSETS
Current assets
Cash	$168,877	$27,597
Restricted cash	1,536	1,469
Accounts receivable, net	13,946	20,841
Inventory	13,811	12,415
Prepaid expenses and other current assets	28,316	20,385
Total current assets	226,486	82,707
Property and equipment, net	91,876	80,746
Goodwill	1,120,954	1,118,856
Intangible assets, net	287,395	306,685
Other assets	66,560	53,298
Total assets	$1,793,271	$1,642,292

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$7,574	$16,049
Accrued expenses and other current liabilities	39,461	33,909
Long-term debt, current portion	—	5,500
Deferred revenue	23,763	24,254
Total current liabilities	70,798	79,712
Long-term debt	—	546,499
Deferred revenue, noncurrent	3,322	3,798
Deferred income taxes	18,947	10,120
Other long-term liabilities	11,736	9,860
Total liabilities	104,803	649,989
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock	136	136
Additional paid-in capital	1,755,412	1,083,082
Treasury stock	(3,621)	(3,621)
Accumulated deficit	(65,226)	(87,724)
Accumulated other comprehensive income	1,767	430
Total stockholders’ equity	1,688,468	992,303
Total liabilities and stockholders’ equity	$1,793,271	$1,642,292

DATTO HOLDING CORP.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Years Ended December 31
	2020	2019
OPERATING ACTIVITIES
Net income (loss)	$22,498	$(31,188)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	26,434	20,562
Amortization of acquired intangible assets	22,679	22,600
Loss on extinguishment of debt	8,488	19,231
Amortization of debt issuance costs	1,428	1,879
Reserve for inventory obsolescence	1,517	3,168
Stock-based compensation	33,460	12,215
Provision for bad debt	6,217	6,634
Deferred income taxes	7,770	(6,071)
Unrealized foreign exchange	(1,204)	(18)
Changes in operating assets and liabilities:
Accounts receivable	769	(10,837)
Inventory	(2,826)	(3,538)
Prepaid expenses and other current assets	(7,498)	(6,073)
Other assets	(12,952)	(24,172)
Accounts payable, accrued expenses and other	3,073	14,786
Deferred revenue	(1,155)	(7,943)
Net cash provided by operating activities	108,698	11,235
INVESTING ACTIVITIES
Purchase of property and equipment	(40,466)	(38,226)
Acquisition of business, net of cash acquired	(4,371)	—
Net cash used in investing activities	(44,837)	(38,226)
FINANCING ACTIVITIES
Proceeds from debt	32,100	562,250
Repayments of debt	(594,727)	(523,523)
Debt issuance costs	(1,178)	(8,775)
Prepayment penalty on debt	—	(10,400)
Proceeds from initial public offering, net of underwriting costs	641,643	—
Capitalized transaction costs	(5,256)	—
Proceeds from stock option exercises	3,150	291
Repurchase of common stock and settlement of stock-based payment awards	(53)	(1,338)
Net cash provided by financing activities	75,679	18,505
Effect of exchange rate changes on cash	1,807	294
Net increase (decrease) in cash	141,347	(8,192)
Cash and restricted cash, beginning of year	29,066	37,258
Cash and restricted cash, end of period	$170,413	$29,066
Reconciliation of cash and restricted cash:
Cash	$168,877	$27,597
Restricted cash	$1,536	$1,469
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$890	$2,333
Cash paid for interest	$24,037	$43,624
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable	$17	$3,051
Deferred initial public offering costs in accounts payable and accrued liabilities	$684	$1,885

DATTO HOLDING CORP.
Non-GAAP Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019	2020	2019
Revenue:
Subscription	$128,978	$111,060	$485,326	$412,167
Device	9,104	14,470	30,202	44,052
Professional services and other	910	596	3,257	2,533
Total revenue	138,992	126,126	518,785	458,752
Cost of revenue:
Subscription	19,703	21,573	79,909	81,968
Device	10,940	17,342	37,404	53,933
Professional services and other	1,427	1,689	5,687	5,563
Depreciation and amortization	4,646	3,314	16,867	11,045
Total cost of revenue	36,716	43,918	139,867	152,509
Gross profit	102,276	82,208	378,918	306,243
Operating expenses:
Sales and marketing	27,151	30,582	107,255	107,495
Research and development	18,457	16,076	64,393	56,949
General and administrative	20,478	21,754	73,649	68,242
Depreciation and amortization	2,173	2,509	9,567	9,517
Total operating expenses	68,259	70,921	254,864	242,203
Income from operations	34,017	11,287	124,054	64,040
Other expense:
Interest expense	1,758	9,306	25,348	43,437
Other (income) expense, net	(2,026)	254	(3,428)	256
Total other expense	(268)	9,560	21,920	43,693
Income (loss) before income taxes	34,285	1,727	102,134	20,347
(Provision for) benefit from income taxes	(8,571)	(432)	(25,534)	(5,088)
Net income (loss)	$25,714	$1,295	$76,600	$15,259

Net income per share attributable to common stockholders:
Basic	$0.17	$0.01	$0.55	$0.11
Diluted	$0.16	$0.01	$0.54	$0.11
Weighted-average shares used in computing net income per share:
Basic	154,968,918	135,262,441	140,404,763	135,212,597
Diluted	158,856,958	135,710,319	142,514,848	135,647,284

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019	2020	2019
Non-GAAP Subscription Cost of Revenue
GAAP subscription cost of revenue	$23,677	$21,594	$84,463	$82,066
Stock-based compensation expense	(3,974)	(21)	(4,092)	(98)
Restructuring expense	—	—	(462)	—
Non-GAAP subscription cost of revenue	$19,703	$21,573	$79,909	$81,968

Non-GAAP Device Cost of Revenue
GAAP device cost of revenue	$11,143	$17,342	$37,607	$53,933
Stock-based compensation expense	(203)	—	(203)	—
Non-GAAP device gross cost of revenue	$10,940	$17,342	$37,404	$53,933

Non-GAAP Professional Services and Other Cost of Revenue
GAAP professional services and other cost of revenue	$1,845	$1,689	$6,244	$5,563
Stock-based compensation expense	(418)	—	(418)	—
Restructuring expense	—	—	(139)	—
Non-GAAP professional services and other cost of revenue	$1,427	$1,689	$5,687	$5,563

Non-GAAP Depreciation and Amortization in Cost of Revenue
GAAP depreciation and amortization in cost of revenue	$6,144	$4,489	$21,890	$15,745
Amortization of acquired intangible assets	(1,498)	(1,175)	(5,023)	(4,700)
Non-GAAP depreciation and amortization in cost of revenue	$4,646	$3,314	$16,867	$11,045

Non-GAAP Cost of Revenue
GAAP cost of revenue	$42,809	$45,114	$150,204	$157,307
Amortization of acquired intangible assets	(1,498)	(1,175)	(5,023)	(4,700)
Stock-based compensation expense	(4,595)	(21)	(4,713)	(98)
Restructuring expense	—	—	(601)	—
Non-GAAP cost of revenue	$36,716	$43,918	$139,867	$152,509

Non-GAAP Gross Profit
GAAP gross profit	$96,183	$81,012	$368,581	$301,445
Amortization of acquired intangible assets	1,498	1,175	5,023	4,700
Stock-based compensation expense	4,595	21	4,713	98
Restructuring expense	—	—	601	—
Non-GAAP gross profit	$102,276	$82,208	$378,918	$306,243
Non-GAAP gross margin	73.6%	65.2%	73.0%	66.8%

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019	2020	2019
Non-GAAP Sales and Marketing
GAAP sales and marketing expense	$31,962	$31,269	$115,790	$110,441
Stock-based compensation expense	(4,811)	(687)	(6,614)	(2,946)
Restructuring expense	—	—	(1,921)	—
Non-GAAP sales and marketing expense	$27,151	$30,582	$107,255	$107,495
Non-GAAP sales and marketing as a % of revenue	19.5%	24.2%	20.7%	23.4%
Non-GAAP Research and Development
GAAP research and development expense	$30,932	$16,535	$78,932	$60,459
Stock-based compensation expense	(12,475)	(459)	(13,590)	(3,510)
Restructuring expense	—	—	(949)	—
Non-GAAP research and development expense	$18,457	$16,076	$64,393	$56,949
Non-GAAP research and development as a % of revenue	13.3%	12.7%	12.4%	12.4%
Non-GAAP General and Administrative
GAAP general and administrative expense	$26,279	$23,348	$85,668	$73,903
Stock-based compensation expense	(5,018)	(1,594)	(8,543)	(5,661)
Restructuring expense	—	—	(364)	—
Transaction related and other expense	(783)	—	(3,112)	—
Non-GAAP general and administrative expense	$20,478	$21,754	$73,649	$68,242
Non-GAAP general and administrative as a % of revenue	14.7%	17.2%	14.2%	14.9%
Non-GAAP Depreciation and Amortization in Operating Expenses
GAAP depreciation and amortization in operating expenses	$6,623	$6,911	$27,223	$27,417
Amortization of acquired intangible assets	(4,450)	(4,402)	(17,656)	(17,900)
Non-GAAP depreciation and amortization in operating expense	$2,173	$2,509	$9,567	$9,517
Non-GAAP depreciation and amortization in operating expense as a % of revenue	1.6%	2.0%	1.8%	2.1%
Non-GAAP Operating Expenses
GAAP operating expenses	$95,796	$78,063	$307,613	$272,220
Amortization of acquired intangible assets	(4,450)	(4,402)	(17,656)	(17,900)
Stock-based compensation expense	(22,304)	(2,740)	(28,747)	(12,117)
Restructuring expense	—	—	(3,234)	—
Transaction related and other expense	(783)	—	(3,112)	—
Non-GAAP operating expenses	$68,259	$70,921	$254,864	$242,203
Non-GAAP operating expenses as a % of revenue	49.1%	56.2%	49.1%	52.8%
Non-GAAP Income From Operations
GAAP income from operations	$387	$2,949	$60,968	$29,225
Amortization of acquired intangible assets	5,948	5,577	22,679	22,600
Stock-based compensation expense	26,899	2,761	33,460	12,215
Restructuring expense	—	—	3,835	—
Transaction related and other expense	783	—	3,112	—
Non-GAAP income from operations	$34,017	$11,287	$124,054	$64,040
Non-GAAP operating margin	24.5%	8.9%	23.9%	14.0%

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2020	2019	2020	2019
Non-GAAP Net Income and Net Income Per Share
GAAP net income (loss)	$(7,168)	$(8,230)	$22,498	$(31,188)
GAAP (provision for) benefit from income taxes	665	(1,619)	(8,062)	2,511
GAAP income (loss) before income taxes	(7,833)	(6,611)	30,560	(33,699)
Loss on extinguishment of debt	8,488	—	8,488	19,231
Amortization of acquired intangible assets	5,948	5,577	22,679	22,600
Stock-based compensation expense	26,899	2,761	33,460	12,215
Restructuring expense	—	—	3,835	—
Transaction related and other expense	783	—	3,112	—
Non-GAAP (provision for) benefit from income taxes	(8,571)	(432)	(25,534)	(5,088)
Non-GAAP net income	$25,714	$1,295	$76,600	$15,259
Non-GAAP net income per share attributable to common shareholders:
Basic	$0.17	$0.01	$0.55	$0.11
Diluted	$0.16	$0.01	$0.54	$0.11
Weighted-Average Shares used in computing Non-GAAP Net Income per Share:
GAAP and Non-GAAP weighted-average shares used in computing net income per share, basic	154,968,918	135,262,441	140,404,763	135,212,597
GAAP weighted-average shares used in computing net income per share, diluted	154,968,918	135,262,441	142,514,848	135,212,597
Adjustment to fully diluted shares	3,888,040	447,878	—	434,687
Non-GAAP weighted-average shares used in computing net income per share, diluted	158,856,958	135,710,319	142,514,848	135,647,284

Adjusted EBITDA
GAAP net income (loss)	$(7,168)	$(8,230)	$22,498	$(31,188)
Interest and other expense, net	(268)	9,560	21,920	43,693
Loss on extinguishment of debt	8,488	—	8,488	19,231
Depreciation and amortization	12,767	11,400	49,113	43,162
Provision for (benefit from) income tax	(665)	1,619	8,062	(2,511)
Stock-based compensation expense	26,899	2,761	33,460	12,215
Restructuring expense	—	—	3,835	—
Transaction related and other expense	783	—	3,112	—
Adjusted EBITDA	$40,836	$17,110	$150,488	$84,602
Adjusted EBITDA margin	29.4%	13.6%	29.0%	18.4%

Free Cash Flow
GAAP net cash provided by operating activities	$34,643	$4,612	$108,698	$11,235
Less: Purchases of property and equipment	(11,947)	(10,449)	(40,466)	(38,226)
Free cash flow	$22,696	$(5,837)	$68,232	$(26,991)
# # #

Media Contact:
Shoba V. Lemoine
communications@datto.com
Investor Contact:
Ryan Burkart
ir@datto.com
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